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                                                                    EXHIBIT 99.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


John B. Carrington hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.    He is the President and Chief Executive Officer of Websense, Inc.

2. The Form 10-Q report of Websense, Inc. for the quarterly period ended September 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended.

3. The information contained in the Form 10-Q report of Websense, Inc. for the quarterly period ended September 30, 2002 fairly presents, in all material respects, the financial condition and results of operations of Websense, Inc.

Dated:  November 13, 2002

                                     By:   /s/ JOHN B. CARRINGTON
                                           ----------------------
                                           John B. Carrington
                                           President and Chief Executive Officer

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CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Douglas C. Wride hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.    He is the Chief Financial Officer of Websense, Inc.

2. The Form 10-Q report of Websense, Inc. for the quarterly period ended September 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended.

3. The information contained in the Form 10-Q report of Websense, Inc. for the quarterly period ended September 30, 2002 fairly presents, in all material respects, the financial condition and results of operations of Websense, Inc.

Dated: November 13, 2002


                                     By:   /s/ DOUGLAS C. WRIDE
                                           --------------------
                                           Douglas C. Wride
                                           Chief Financial Officer